                         SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                   FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: November 10, 2000

                AmeriCredit Automobile Receivables Trust 2000-B
             (Exact Name of Registrant as specified in its charter)



          United States                333-36365               88-0459933
          -------------                ---------               -----------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)


                           c/o AmeriCredit Financial
                                 Services, Inc.
                           Attention: Daniel E. Berce
                         801 Cherry Street, Suite 3900
                            Fort Worth, TX 76102
                             (Address of Principal
                               Executive Office)


                                (817) 302-7000
                           Registrant's phone number

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Item 5.    Other Events

Information relating to distributions to Noteholders for the October 2000 Collection Period of the Registrant in respect of the Class A-1 Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Floating Rate Asset Backed Notes, and Class A-4 Floating Rate Asset Backed Notes (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Preliminary Servicer's Certificate and the Servicer's Certificate for the referenced Collection Period. Both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of May 22, 2000 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent (the "Agreement").

Item 7.    Financial Statements, Exhibits


       Exhibit No.          Exhibit
       -----------          --------
          99.1              Preliminary Servicer's Certificate and Servicer's
                            Certificate for the October 2000 Collection Period
                            relating to the Notes issued by the Registrant
                            pursuant to the Agreement.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AmeriCredit Automobile Receivables Trust 2000-B

By:  AmeriCredit Financial Services, Inc., as Servicer



/s/   Daniel E. Berce
      Daniel E. Berce
      Vice Chairman and
      Chief Financial Officer



November 10, 2000

                                  EXHIBIT INDEX


Exhibit
-------
 99.1                       Preliminary Servicer's Certificate and Servicer's
                            Certificate for the October 2000 Collection Period
                            relating to the Notes issued by the Registrant.